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This submission is being made solely to obtain series and class identifiers after February 6, 2006 for Morgan Stanley Total Return Bond Fund (the "Fund"). This Fund filed an initial N-1A and N-8A on April 18, 2001. However, subsequent to the filing a decision was made not to pursue this registration statement and the Fund was not declared effective by the Commission. The series and class identifiers that are requested with this submission are being requested solely to facilitate the filing of the Registrant's Form N-PX for the period July 1, 2005 through June 20, 2006 as well as subsequent N-8F filing to deregister this Fund.